Exhibit 99.2

EMPIRE STATE REALTY TRUST

Supplemental Operating and Financial Data

December 31, 2021

Fourth Quarter 2021

Forward-looking Statements

This presentation includes “forward looking statements” within the meaning of the federal securities laws. Forward-looking statements may be identified by the use of words such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates,” “contemplates,” “aims,” “continues,” “would” or “anticipates” or the negative of these words and phrases or similar words or phrases. The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: (i) economic, political and social impact of, and uncertainty relating to, the COVID-19 pandemic; (ii) a failure of conditions or performance regarding any event or transaction described herein, (iii) resolution of legal proceedings involving the Company; (iv) reduced demand for office, multifamily or retail space, including as a result of the COVID-19 pandemic; (v) changes in our business strategy; (vi) changes in technology and market competition that affect utilization of our office, retail, broadcast or other facilities; (vii) changes in domestic or international tourism, including due to health crises such as the COVID-19 pandemic, geopolitical events and/or currency exchange rates, which may cause a decline in Observatory visitors; (viii) defaults on, early terminations of, or non-renewal of, leases by tenants; (ix) increases in the Company’s borrowing costs as a result of changes in interest rates and other factors, including the potential phasing out of LIBOR after 2021; (x) declining real estate valuations and impairment charges; (xi) termination of our ground leases; (xii) changes in our ability to pay down, refinance, restructure or extend our indebtedness as it becomes due and potential limitations on our ability to borrow additional funds in compliance with drawdown conditions and financial covenants; (xiii) decreased rental rates or increased vacancy rates; (xiv) our failure to execute any newly planned capital project successfully or on the anticipated timeline or at the anticipated costs; (xv) difficulties in identifying and completing acquisitions; (xvi) risks related to our development projects (including our Metro Tower development site); (xvii) impact of changes in governmental regulations, tax laws and rates and similar matters; (xviii) our failure to qualify as a REIT; (xix) environmental uncertainties and risks related to climate change, adverse weather conditions, rising sea levels and natural disasters; and (xx) accuracy of our methodologies and estimates regarding ESG metrics and goals, tenant willingness and ability to collaborate in reporting ESG metrics and meeting ESG goals, and impact of governmental regulation on our ESG efforts. For a further discussion of these and other factors that could impact the Company’s future results, see the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 and in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2021, and other risks described in documents subsequently filed by the Company from time to time with the Securities and Exchange Commission.

While forward-looking statements reflect the Company’s good faith beliefs, they are not guarantees of future performance. The Company disclaims any obligation to update or revise publicly any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events, or other changes after the date of this presentation, except as required by applicable law. Prospective investors should not place undue reliance on any forward-looking statements, which are based only on information currently available to the Company (or to third parties making the forward-looking statements).

Fourth Quarter 2021

COMPANY PROFILE

Empire State Realty Trust, Inc., or the Company, is a leading real estate investment trust (REIT) that owns and manages a well-positioned property portfolio of office, retail and multifamily assets in Manhattan and the greater New York metropolitan area, including the Empire State Building, the world’s most famous building and its iconic, newly reimagined Observatory Experience.

BOARD OF DIRECTORS

Anthony E. Malkin	Chairman, President and Chief Executive Officer
Leslie D. Biddle	Director, Chair of the Compensation and Human Capital Committee
Thomas J. DeRosa	Director
Steven J. Gilbert	Director, Lead Independent Director
S. Michael Giliberto	Director, Chair of the Audit Committee
Patricia S. Han	Director
Grant H. Hill	Director
R. Paige Hood	Director, Chair of the Finance Committee
James D. Robinson IV	Director, Chair of the Nominating and Corporate Governance Committee

EXECUTIVE MANAGEMENT

Anthony E. Malkin	Chairman, President and Chief Executive Officer
Christina Chiu	Executive Vice President and Chief Financial Officer
Thomas P. Durels	Executive Vice President, Real Estate
Thomas N. Keltner, Jr.	Executive Vice President, General Counsel

COMPANY INFORMATION

Corporate Headquarters	Investor Relations	New York Stock Exchange
111 West 33rd Street, 12th Floor	IR@esrtreit.com	Trading Symbol: ESRT
New York, NY 10120
www.esrtreit.com
(212) 850-2600

RESEARCH COVERAGE

Bank of America Merrill Lynch	James Feldman	(646) 855-5808	james.feldman@baml.com
BMO Capital Markets Corp.	John Kim	(212) 885-4115	jp.kim@bmo.com
BTIG	Thomas Catherwood	(212) 738-6140	tcatherwood@btig.com
Citi	Michael Bilerman	(212) 816-1383	michael.bilerman@citi.com
	Emmanuel Korchman	(212) 816-1382	emmanuel.korchman@citi.com
Evercore ISI	Steve Sakwa	(212) 446-9462	steve.sakwa@evercoreisi.com
Green Street Advisors	Daniel Ismail	(949) 640-8780	dismail@greenstreetadvisors.com
KeyBanc Capital Markets	Craig Mailman	(917) 368-2316	cmailman@key.com
Wells Fargo Securities, LLC	Blaine Heck	(443) 263-6529	blaine.heck@wellsfargo.com
Wolfe Research	Andrew Rosivach	(646) 582-9251	arosivach@wolferesearch.com

Fourth Quarter 2021
Highlights
(unaudited and dollars in thousands, except per share amounts)

	Three Months Ended
	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020
Portfolio Metrics: (1)
Number of office and retail properties	20	20	20	20	20
Total rentable square footage	10,128,335	10,129,201	10,135,063	10,134,980	10,135,330
Percent occupied (2)	82.4%	83.5%	85.2%	85.0%	85.9%
Percent leased (3)	85.7%	86.5%	88.2%	88.7%	88.7%
Multifamily Metrics:
Number of multifamily properties	2	—	—	—	—
Total number of units	625	—	—	—	—
Percent occupied	96.4%	—	—	—	—
Observatory Metrics:
Number of visitors (4)	360,000	255,000	162,000	51,000	55,000
Change in visitors year over year	554.5%	750.0%	N/A	(87.9%)	(93.8%)
Observatory revenues (5)	$17,716	$12,796	$8,359	$2,603	$5,008
Change in revenues year over year	253.8%	189.6%	N/A	(86.7%)	(86.7%)
Ratios at ESRT pro-rata share: (6)
Debt to Total Market Capitalization (7)	47.2%	42.2%	37.9%	39.7%	43.9%
Net Debt to Total Market Capitalization (7)	42.2%	34.7%	31.4%	32.6%	37.2%
Debt and Perpetual Preferred Units to
Total Market Capitalization (7)	49.0%	43.9%	39.5%	41.3%	45.7%
Net Debt and Perpetual Preferred Units to
Total Market Capitalization (7)	44.2%	36.7%	33.1%	34.5%	39.2%
Debt to Adjusted EBITDA (8)	8.2x	7.7x	8.3x	8.6x	8.4x
Net Debt to Adjusted EBITDA (8)	6.5x	5.6x	6.2x	6.5x	6.3x
Interest Coverage Ratio	3.9x	4.0x	3.7x	3.5x	3.7x
Core FFO Payout Ratio (9)	18%	18%	19%	0%	0%
Core FAD Payout Ratio (10)	36%	26%	35%	0%	0%
Core FFO per share—diluted	$0.18	$0.20	$0.18	$0.15	$0.17
Diluted weighted average shares	276,207,000	277,716,000	278,436,000	277,881,000	278,471,000
Class A common stock price at quarter end	$8.90	$10.03	$12.00	$11.13	$9.32
Average closing price	$9.87	$10.79	$11.76	$10.42	$7.89
Dividends declared and paid per share	$0.035	$0.035	$0.035	$—	$—
Dividends per share—annualized	$0.14	$0.14	$0.14	$—	$—
Dividend yield (11)	1.6%	1.4%	1.2%	0.0%	0.0%
Series 2013 Private Perpetual Preferred Units outstanding ($16.62 liquidation value)	1,560,360	1,560,360	1,560,360	1,560,360	1,560,360
Series 2019 Private Perpetual Preferred Units outstanding ($13.52 liquidation value)	4,664,038	4,664,038	4,664,038	4,664,038	4,664,038
Class A common stock	169,221,263	172,293,081	172,399,373	171,327,270	170,555,274
Class B common stock	995,751	999,220	1,001,179	1,004,601	1,010,130
Operating partnership units	110,996,807	111,812,211	112,322,404	113,290,326	113,713,319

Total common stock and operating partnership units outstanding (12) (13)	281,213,821	285,104,512	285,722,956	285,622,197	285,278,723

Notes:

(1)	Excludes 16,175 square feet of retail rentable square feet at two multifamily properties which was 90.9% occupied at 12/31/21.
(2)	Based on leases signed and commenced as of end of period.
(3)	Represents occupancy and includes signed leases not commenced.
(4)	Reflects the number of visitors who pass through the turnstile, excluding visitors who make a second visit on the same ticket at no additional charge.
(5)	Observatory revenues include the fixed license fee received from WDFG North America, the Observatory gift shop operator. See page 16.
(6)	Ratios are calculated including ESRT’s pro-rata 90% share of debt, interest, EBITDA and FFO at its joint venture properties.
(7)

Market capitalization represents the sum of (i) Company’s common stock per share price as of December 31, 2021 multiplied by the total outstanding number of shares of common stock and operating partnership units as of December 31, 2021; (ii) the number of Series 2014 perpetual preferred units at December 31, 2021 multiplied by $16.62, (iii) the number of Series 2019 perpetual preferred units at December 31, 2021 multiplied by $13.52, and (iv) our outstanding indebtedness as of December 31, 2021.

(8)	Calculated based on trailing 12 months Adjusted EBITDA .
(9)	Represents the amount of Core FFO paid out in distributions.
(10)	Represents the amount of Core FAD paid out in distributions.
(11)	Based on the closing price per share of Class A common stock on December 31, 2021.
(12)

As of December 31, 2021, the Company has had conversions from operating partnership units and Class B common shares to Class A common shares totaling 64.1 million shares or approximately $571 million at a closing share price of $8.90. This represents a 78% increase in the number of Class A shares since the IPO.

(13)	Represents fully diluted common stock and operating partnership units as it includes unvested restricted stock and unvested LTIP units.

Fourth Quarter 2021
Property Summary - Same Store Net Operating Income (“NOI”) by Quarter
(unaudited and dollars in thousands)

	Three Months Ended
	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020
Same Store Total Portfolio (1)
Revenues	$141,684	$140,617	$141,383	$141,136	$138,255
Operating expenses	(64,278)	(65,254)	(62,479)	(64,057)	(65,313)

Same store property NOI	77,406	75,363	78,904	77,079	72,942
Straight-line rent	(7,881)	(3,087)	(3,763)	(6,347)	640
Above/below-market rent revenue amortization	(280)	(4,244)	(717)	(654)	(674)
Below-market ground lease amortization	1,958	1,957	1,958	1,958	1,958

Total same store property cash NOI—excluding lease termination fees	$71,203	$69,989	$76,382	$72,036	$74,866

Percent change over prior year	(4.9)%	(5.7)%	(6.0)%	3.0%	1.5%

Property cash NOI	$71,203	$69,989	$76,382	$72,036	$74,866
Observatory cash NOI	10,736	6,426	3,091	(1,985)	(628)
Lease termination fees	281	11,321	3,339	1,289	7,841

Total portfolio same store cash NOI	$82,220	$87,736	$82,812	$71,340	$82,079

Same Store Manhattan Office Portfolio (2)
Revenues	$124,053	$120,636	$121,647	$121,611	$119,191
Operating expenses	(55,256)	(56,058)	(53,324)	(54,543)	(55,618)

Same store property NOI	68,797	64,578	68,323	67,068	63,573
Straight-line rent	(8,401)	(2,259)	(4,072)	(7,117)	522
Above/below-market rent revenue amortization	(280)	(4,244)	(717)	(654)	(674)
Below-market ground lease amortization	1,958	1,957	1,958	1,958	1,958

Total same store property cash NOI—excluding lease termination fees	62,074	60,032	65,492	61,255	65,379
Lease termination fees	51	11,128	2,863	1,167	7,834

Total same store property cash NOI	$62,125	$71,160	$68,355	$62,422	$73,213

Same Store Greater New York Metropolitan Area Office Portfolio
Revenues	$14,006	$16,691	$15,897	$15,721	$15,623
Operating expenses	(7,474)	(7,576)	(7,143)	(7,488)	(7,747)

Same store property NOI	6,532	9,115	8,754	8,233	7,876
Straight-line rent	543	(1,024)	133	480	198
Above/below-market rent revenue amortization	—	—	—	—	—
Below-market ground lease amortization	—	—	—	—	—

Total same store property cash NOI—excluding lease termination fees	7,075	8,091	8,887	8,713	8,074
Lease termination fees	230	193	476	122	7

Total same store property cash NOI	$7,305	$8,284	$9,363	$8,835	$8,081

Same Store Standalone Retail Portfolio
Revenues	$3,625	$3,290	$3,839	$3,804	$3,441
Operating expenses	(1,548)	(1,620)	(2,012)	(2,026)	(1,948)

Same store property NOI	2,077	1,670	1,827	1,778	1,493
Straight-line rent	(23)	196	176	290	(80)
Above/below-market rent revenue amortization	—	—	—	—	—
Below-market ground lease amortization	—	—	—	—	—

Total same store property cash NOI—excluding lease termination fees	2,054	1,866	2,003	2,068	1,413
Lease termination fees	—	—	—	—	—

Total same store property cash NOI	$2,054	$1,866	$2,003	$2,068	$1,413

Notes:

(1)	Excludes two multifamily properties acquired on December 22, 2021.
(2)	Includes 507,276 rentable square feet of retail space in the Company’s nine Manhattan office properties.

Fourth Quarter 2021 Net Operating Income (“NOI”), Initial Free Rent Burn-Off and Signed Leases Not Commenced (unaudited and dollars in thousands)

Reconciliation of Net Income to NOI and Cash NOI

	Three Months Ended
	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020
Net income (loss)	$(4,074)	$(10,183)	$4,411	$(3,191)	$710
Add:
General and administrative expenses	13,578	14,427	14,089	13,853	13,627
Depreciation and amortization	46,467	65,794	45,088	44,457	47,397
Interest expense	23,841	23,577	23,422	23,768	23,001
Income tax expense (benefit)	1,537	20	(1,185)	(2,106)	(4,177)
Impairment charge	7,723	—	—	—	—
Less:
Third-party management and other fees	(302)	(314)	(327)	(276)	(295)
Interest income	(207)	(211)	(164)	(122)	(108)

Net operating income	88,563	93,110	85,334	76,383	80,155
Straight-line rent	(7,881)	(3,087)	(3,763)	(6,347)	640
Above/below-market rent revenue amortization	(280)	(4,244)	(717)	(654)	(674)
Below-market ground lease amortization	1,958	1,957	1,958	1,958	1,958

Total cash NOI—including Observatory and lease termination income	82,360	87,736	82,812	71,340	82,079
Less: Observatory NOI	(10,736)	(6,426)	(3,091)	1,985	628
Less: Lease termination income	(281)	(11,321)	(3,339)	(1,289)	(7,841)

Total property cash NOI—excluding Observatory and lease termination income	$71,343	$69,989	$76,382	$72,036	$74,866

Burn-off of Free Rent and Signed Leases Not Commenced
Total Office and Retail Portfolio	Incremental Annual Revenue	Base Cash Rent Contributing to Cash NOI in the Following Years
		2022	2023	2024	2025
Commenced leases in free rent period	$24,405	$14,319	$23,591	$23,698	$22,354
Signed leases not commenced	23,900	4,100	20,160	23,550	23,795

Total	$48,305	$18,419	$43,751	$47,248	$46,149

Commenced leases in free rent period

	Square Feet	Incremental Annual Revenue	Base Cash Rent Contributing to Cash NOI in the Following Years
			2022		2023	2024	2025
First quarter 2022	215,627	$8,836	$8,203	(1)	$8,836	$8,420	$7,410
Second quarter 2022	154,013	8,245	4,940		8,245	7,954	7,620
Third quarter 2022	54,163	2,747	1,045		2,747	2,747	2,747
Fourth quarter 2022	25,173	886	131		886	886	886
First quarter 2023	3,695	390			390	390	390
Second quarter 2023	63,173	3,301	—		2,487	3,301	3,301

		$24,405	$14,319		$23,591	$23,698	$22,354

Signed leases not commenced (“SLNC”)

	Square	Expected Base Rent Commencement		Incremental Annual	Base Cash Rent Contributing to Cash NOI in the Following Years
Tenant	Feet	GAAP	Cash	Revenue (2)	2022	2023	2024	2025
Burlington Stores	33,125	Jan. 2022	Jan. 2023	$1,890	$—	$1,883	$1,890	$1,890
Argo Group USA, Inc.	30,002	Mar. 2022	Oct. 2022	1,710	423	1,710	1,710	1,710
Playfly, Inc.	29,566	Mar. 2022	Jan. 2023	1,630	—	1,544	1,630	1,630
Signature Bank	168,310	Apr. 2022- Jan. 2024	Aug. 2023- May 2025	1,160	—	93	857	1,059
Starbucks Corporation	22,916	Aug. 2022	Sept. 2022	1,300	430	1,300	1,300	1,300
Institutional Capital Network, Inc.	46,810	Nov. 2022- Mar. 2023	Oct. 2023- Feb. 2024	1,330	—	212	1,285	1,330
Target	37,173	Sept. 2022	Dec. 2022	4,230	341	4,230	4,230	4,230
LinkedIn Corporation:
LinkedIn Corporation	52,574	Jul. 2022	Jul. 2022	3,840	1,908	3,840	3,840	3,840
LinkedIn Corporation	30,283	Dec. 2022	Oct. 2023	780	—	193	780	780
Other SLNC	94,720	Jan. 2022- Feb. 2023	Feb. 2022- Aug. 2023	6,030	998	5,155	6,028	6,026

Total	545,479			$23,900	$4,100	$20,160	$23,550	$23,795

Notes:

(1)	As an example, the 2022 amount represents cash revenue contributing from the cash rent commencement date of January 2022 through December 2022. The full annual amount is realized in 2023.
(2)	Reflects new annual rent less annual rent from existing tenant in the space.

Fourth Quarter 2021 Property Summary - Leasing Activity by Quarter (unaudited)

	Three Months Ended
	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020
Total Office and Retail Portfolio
Total leases executed	34	34	35	26	33
Weighted average lease term	11.2 years	6.9 years	8.3 years	10.0 years	7.7 years
Average free rent period	11.4 months	6.3 months	7.9 months	9.5 months	7.6 months
Office
Total square footage executed	368,854	264,132	179,439	170,757	395,035
Average starting cash rent psf—leases executed	$56.88	$53.39	$51.78	$54.42	$52.52
Previously escalated cash rents psf	$56.04	$53.25	$53.69	$50.96	$55.53
Percentage of new cash rent over previously escalated rents	1.5%	0.3%	(3.6%)	6.8%	(5.4%)
Retail (1)
Total square footage executed	6,066	3,923	11,399	1,060	18,321
Average starting cash rent psf—leases executed	$256.52	$99.97	$185.15	$90.00	$132.75
Previously escalated cash rents psf	$239.07	$179.25	$260.21	$97.32	$234.27
Percentage of new cash rent over previously escalated rents	7.3%	(44.2%)	(28.8%)	(7.5%)	(43.3%)
Total Office and Retail Portfolio
Total square footage executed	374,920	268,055	190,838	171,817	413,356
Average starting cash rent psf—leases executed	$60.17	$54.11	$59.75	$54.64	$56.08
Previously escalated cash rents psf	$59.05	$55.18	$66.03	$51.24	$63.45
Percentage of new cash rent over previously escalated rents	1.9%	(2.0%)	(9.5%)	6.6%	(11.6%)
Leasing commission costs per square foot	$26.34	$15.82	$18.16	$20.39	$14.17
Tenant improvement costs per square foot	77.86	61.16	42.72	74.39	30.58

Total LC and TI per square foot (2)	$104.20	$76.98	$60.88	$94.78	$44.75

Occupancy	82.4%	83.5%	85.2%	85.0%	85.9%
Manhattan Office and Retail Portfolio (3)
Total leases executed	27	23	25	18	25
Office—New Leases
Total square footage executed	257,693	139,620	82,944	111,397	321,848
Average starting cash rent psf—leases executed	$60.25	$57.86	$54.41	$57.66	$54.00
Previously escalated cash rents psf	$57.97	$57.23	$55.34	$50.25	$57.87
Percentage of new cash rent over previously escalated rents	3.9%	1.1%	(1.7%)	14.7%	-6.4%
Office—Renewal Leases
Total square footage executed	35,784	72,681	69,523	31,612	36,571
Average starting cash rent psf—leases executed	$61.67	$54.73	$55.06	$57.58	$50.80
Previously escalated cash rents psf	$63.61	$54.26	$57.56	$65.12	$48.99
Percentage of new cash rent over previously escalated rents	(3.0%)	0.9%	(4.3%)	(11.6%)	3.7%
Retail—New and Renewal Leases (1)
Total square footage executed	2,982	1,044	—	1,060	11,394
Average starting cash rent psf—leases executed	$144.33	$168.82	$—	$90.00	$116.92
Previously escalated cash rents psf	$174.86	$270.97	$—	$97.32	$201.69
Percentage of new cash rent over previously escalated rents	(17.5%)	(37.7%)	0.0%	(7.5%)	(42.0%)

Total Manhattan Office Portfolio
Total square footage executed	296,459	213,345	152,467	144,069	369,813
Average starting cash rent psf—leases executed	$61.27	$57.33	$54.71	$57.88	$55.62
Previously escalated cash rents psf	$59.83	$57.26	$56.35	$53.86	$61.25
Percentage of new cash rent over previously escalated rents	2.4%	0.1%	-2.9%	7.5%	-9.2%
Leasing commission costs per square foot	$28.31	$17.26	$18.29	$23.57	$15.20
Tenant improvement costs per square foot	88.53	60.41	47.42	81.11	32.93

Total LC and TI per square foot (2)	$116.84	$77.67	$65.71	$104.68	$48.13

Occupancy	83.9%	84.5%	87.0%	86.2%	87.2%

Fourth Quarter 2021 Property Summary - Leasing Activity by Quarter - (Continued) (unaudited)

	Three Months Ended
	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020
Greater New York Metropolitan Area Office Portfolio
Total leases executed	6	10	7	8	7
Total square footage executed	75,377	51,831	26,972	27,748	36,616
Average starting cash rent psf - leases executed	$41.93	$35.00	$35.23	$37.80	$41.23
Previously escalated cash rents psf	$44.99	$37.19	$38.65	$37.64	$43.25
Percentage of new cash rent over previously escalated rents	(6.8%)	(5.9%)	(8.8%)	0.4%	(4.7%)
Leasing commission costs per square foot	$13.10	$9.26	$5.01	$3.88	$6.35
Tenant improvement costs per square foot	29.45	64.91	19.20	39.53	12.61

Total LC and TI per square foot (2)	$42.55	$74.17	$24.21	$43.41	$18.96

Occupancy	76.6%	79.8%	76.1%	78.4%	79.0%
Standalone Retail Portfolio
Total leases executed	1	1	3	—	1
Total square footage executed	3,084	2,879	11,399	—	6,927
Average starting cash rent psf - leases executed	$365.00	$75.00	$185.15	$—	$158.80
Previously escalated cash rents psf	$301.15	$145.99	$260.21	$—	$287.86
Percentage of new cash rent over previously escalated rents	21.2%	(48.6%)	(28.8%)	—	(44.8%)
Leasing commission costs per square foot	$161.49	$26.75	$47.58	$—	$—
Tenant improvement costs per square foot	235.00	50.00	35.51	—	—

Total LC and TI per square foot (2)	$396.49	$76.75	$83.09	$—	$—

Occupancy	79.0%	79.0%	97.1%	97.1%	97.1%
Multifamily Portfolio
Occupancy	96.4%	—	—	—	—
Number of units	625	—	—	—	—

Notes:

(1)	Excludes 16,175 rentable square feet of retail space at two multifamily properties.
(2)

Presents all tenant improvement and leasing commission costs as if they were incurred in the period in which the lease was signed, which may be different than the period in which they were actually paid.

(3)	Includes 507,276 rentable square feet of retail space in the Company’s nine Manhattan office properties.

Fourth Quarter 2021 Property Detail (unaudited)

Property Name	Location or Sub-Market	Rentable Square Feet (1)	Percent Occupied (2)	Annualized Rent (3)	Annualized Rent per Occupied Square Foot (4)	Number of Leases (5)
Manhattan Office Properties - Office
The Empire State Building (6)	Penn Station -Times Sq. South	2,715,148	82.0%	$138,571,093	$62.22	153
One Grand Central Place	Grand Central	1,245,679	87.5%	65,514,506	60.11	162
1400 Broadway (7)	Penn Station -Times Sq. South	917,716	89.9%	46,174,199	55.98	24
111 West 33rd Street (8)	Penn Station -Times Sq. South	641,036	97.5%	40,477,718	64.79	23
250 West 57th Street	Columbus Circle - West Side	466,143	81.7%	23,693,696	62.24	33
501 Seventh Avenue	Penn Station -Times Sq. South	461,367	78.0%	17,527,866	48.68	23
1359 Broadway	Penn Station -Times Sq. South	456,129	70.8%	19,041,630	58.98	26
1350 Broadway (9)	Penn Station -Times Sq. South	372,060	79.4%	17,504,941	59.26	54
1333 Broadway	Penn Station -Times Sq. South	295,635	77.0%	13,430,295	59.01	12

Manhattan Office Properties - Office		7,570,913	83.9%	381,935,945	60.12	510
Manhattan Office Properties - Retail
The Empire State Building	Penn Station -Times Sq. South	100,196	46.1%	5,530,491	119.80	11
One Grand Central Place	Grand Central	68,733	98.9%	8,615,690	126.80	12
1400 Broadway (7)	Penn Station -Times Sq. South	20,176	77.2%	1,731,713	111.21	7
112 West 34th Street (8)	Penn Station -Times Sq. South	91,280	100.0%	23,742,322	260.10	4
250 West 57th Street	Columbus Circle - West Side	67,927	86.3%	8,732,706	148.90	6
501 Seventh Avenue	Penn Station -Times Sq. South	33,632	81.3%	1,969,358	72.04	7
1359 Broadway	Penn Station -Times Sq. South	27,624	88.5%	1,554,701	63.62	5
1350 Broadway (9)	Penn Station -Times Sq. South	30,707	73.3%	5,697,920	253.30	4
1333 Broadway	Penn Station -Times Sq. South	67,001	100.0%	9,812,303	146.45	4

Manhattan Office Properties - Retail		507,276	83.0%	67,387,204	160.11	60

Sub-Total/Weighted Average Manhattan Office Properties - Office and Retail		8,078,189	83.9%	449,323,149	66.33	570

Greater New York Metropolitan Area Office Properties
First Stamford Place (10)	Stamford, CT	777,174	77.4%	26,604,239	44.24	40
Metro Center	Stamford, CT	286,384	84.3%	13,774,751	57.05	19
383 Main Avenue	Norwalk, CT	260,081	46.0%	3,601,000	30.08	18
500 Mamaroneck Avenue	Harrison, NY	286,161	87.3%	7,604,809	30.46	30
10 Bank Street	White Plains, NY	234,985	85.3%	7,420,613	37.01	30

Sub-Total/Weighted Average Greater New York Metropolitan Area Office Properties		1,844,785	76.6%	59,005,413	41.77	137

Standalone Retail Properties
10 Union Square	Union Square	57,857	30.4%	4,160,690	236.40	9
1542 Third Avenue	Upper East Side	56,250	100.0%	3,343,039	59.43	4
1010 Third Avenue	Upper East Side	44,662	100.0%	3,658,188	81.91	2
77 West 55th Street	Midtown	25,388	100.0%	1,968,830	77.55	3
69-97 Main Street	Westport, CT	16,874	82.9%	1,591,181	113.70	4
103-107 Main Street	Westport, CT	4,330	100.0%	703,176	162.40	1
Sub-Total/Weighted Average Standalone Retail Properties		205,361	79.0%	15,425,104	95.08	23

Portfolio Total		10,128,335	82.4%	$523,753,666	$62.73	730

Total/Weighted Average Office Properties		9,415,698	82.5%	$440,941,358	$56.78	647
Total/Weighted Average Retail Properties		712,637	81.8%	82,812,307	142.02	83

Portfolio Total (11)		10,128,335	82.4%	$523,753,666	$ 62.73	730

Notes:

(1)

Excludes (i) 204,168 square feet of space across the Company’s portfolio attributable to building management use and tenant amenities and (ii) 79,613 square feet of space attributable to the Company’s observatory. Also excludes two multifamily properties.

(2)	Based on leases signed and commenced as of December 31, 2021.
(3)	Represents annualized base rent and current reimbursement for operating expenses and real estate taxes.
(4)	Represents annualized rent under leases commenced as of December 31, 2021 divided by occupied square feet.
(5)

Represents the number of leases at each property or on a portfolio basis. If a tenant has more than one lease, whether or not at the same property, but with different expirations, the number of leases is calculated equal to the number of leases with different expirations.

(6)	Includes 37,110 rentable square feet of space leased by the Company’s broadcasting tenants.
(7)	Denotes a ground leasehold interest in the property with a remaining term, including unilateral extension rights available to the Company, of approximately 42 years (expiring December 31, 2063).
(8)	Denotes a ground leasehold interest in the property with a remaining term, including unilateral extension rights available to the Company, of approximately 56 years (expiring May 31, 2077).
(9)	Denotes a ground leasehold interest in the property with a remaining term, including unilateral extension rights available to the Company, of approximately 29 years (expiring July 31, 2050).
(10)	First Stamford Place consists of three buildings.
(11)	Excludes 16,175 square feet of retail rentable square feet at two multifamily properties.

Fourth Quarter 2021
Total Portfolio Expirations and Vacates Summary
(unaudited and in square feet)

	Actual	Forecast (1)
	Three Months Ended		Three Months Ended
Total Office and Retail Portfolio (2)	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	Full Year 2022	Full Year 2023
Total expirations	170,709	201,265	131,810	168,875	106,388	608,338	634,713
Less: broadcasting	—	(906)		—	—	(906)	(815)

Office and retail expirations	170,709	200,359	131,810	168,875	106,388	607,432	633,898

Renewals & relocations (3)	51,946	30,323	54,540	50,343	13,338	148,544	36,736
New leases (4)	7,688	39,102	6,653	—	8,307	54,062	8,370
Vacates (5)	111,075	107,338	50,002	102,903	35,751	295,994	176,973
Unknown (6)	—	23,596	20,615	15,629	48,992	108,832	411,819

Total Office and Retail Portfolio expirations and vacates	170,709	200,359	131,810	168,875	106,388	607,432	633,898

Manhattan Office Portfolio
Total expirations	102,689	134,760	109,249	62,716	68,719	375,444	474,339
Less: broadcasting	—	(906)	—	—	—	(906)	(815)

Office expirations	102,689	133,854	109,249	62,716	68,719	374,538	473,524

Renewals & relocations (3)	49,294	18,713	48,414	19,455	11,667	98,249	30,222
New leases (4)	7,688	39,102	6,653	—	8,307	54,062	4,847
Vacates (5)	45,707	56,396	36,665	28,536	10,532	132,129	145,777
Unknown (6)	—	19,643	17,517	14,725	38,213	90,098	292,678

Total expirations and vacates	102,689	133,854	109,249	62,716	68,719	374,538	473,524

Greater New York Metropolitan Area Office Portfolio
Office expirations	66,906	55,113	22,561	64,438	34,884	176,996	152,874

Renewals & relocations (3)	1,538	11,610	6,126	30,888	—	48,624	6,514
New leases (4)	—	—	—	—	—	—	3,523
Vacates (5)	65,368	39,550	13,337	33,550	25,219	111,656	30,000
Unknown (6)	—	3,953	3,098	—	9,665	16,716	112,837

Total expirations and vacates	66,906	55,113	22,561	64,438	34,884	176,996	152,874

Retail Portfolio (7)
Retail expirations	1,114	11,392	—	41,721	2,785	55,898	7,500

Renewals & relocations (3)	1,114	—	—	—	1,671	1,671	—
New leases (4)	—	—	—	—	—	—	—
Vacates (5)	—	11,392	—	40,817	—	52,209	1,196
Unknown (6)	—	—	—	904	1,114	2,018	6,304

Total expirations and vacates	1,114	11,392	—	41,721	2,785	55,898	7,500

Notes:

(1)

These forecasts, which are subject to change, are based on management’s expectations, including, among other things, discussions with and other information provided by tenants as well as management’s analyses of past historical trends.

(2)

Any lease on month to month or short-term will re-appear in “Actual” in each period until tenant has vacated or renewed, and thus it would be double counted if periods were cumulated. “Forecast” avoids double counting.

(3)

For forecasted periods, “Renewals & relocations” includes the following: tenants renew their existing leases in all or a portion of their current spaces; tenants which signed renewal leases for a term of less than six months and reappear in forecast periods in 2021; and tenants who move within a building or within the Company’s portfolio.

(4)

For forecasted periods, “New Leases” represents leases that have been signed with a new tenant, a subtenant who signed a direct lease or a tenant who expanded. The lease commencement dates are provided on page 6. There may be downtime between the lease expiration and the new lease commencement.

(5)

For forecasted periods, “Vacates” assumes a tenant elects not to renew at the end of their existing lease or exercises an early termination option; leases that the Company decides not to renew tenant at the end of their existing lease due to anticipated future redevelopment or for other reasons. This also may include early lease terminations.

(6)	For forecasted periods, “Unknown” represents tenants’ whose intention is unknown.
(7)	Includes standalone and non-standalone retail. Excludes retail space at two multifamily properties.

Fourth Quarter 2021
Tenant Lease Expirations
(unaudited)

Total Office and Retail Lease Expirations (1)	Number of Leases Expiring (2)	Rentable Square Feet Expiring (3)	Percent of Portfolio Rentable Square Feet Expiring	Annualized Rent (4)	Percent of Annualized Rent	Annualized Rent Per Rentable Square Foot
Available	—	1,448,024	14.3%	$—	0.0%	$—
Signed leases not commenced	30	331,510	3.3%	—	0.0%	—
4Q 2021 (5)	16	62,128	0.6%	3,029,820	0.6%	48.77

Total 2021	16	62,128	0.6%	3,029,820	0.6%	48.77
1Q 2022	22	168,723	1.7%	8,321,671	1.6%	49.32
2Q 2022	26	131,810	1.3%	7,107,515	1.4%	53.92
3Q 2022	28	168,875	1.7%	11,237,409	2.1%	66.54
4Q 2022	29	106,388	1.1%	6,004,295	1.1%	56.44

Total 2022	105	575,796	5.7%	32,670,890	6.2%	56.74
2023	94	634,713	6.3%	39,622,216	7.6%	62.43
2024	94	838,787	8.3%	48,675,426	9.3%	58.03
2025	88	548,091	5.4%	33,535,725	6.4%	61.19
2026	71	791,371	7.8%	42,960,506	8.2%	54.29
2027	73	611,080	6.0%	38,944,131	7.4%	63.73
2028	40	918,804	9.1%	48,951,154	9.3%	53.28
2029	41	903,943	8.9%	65,438,879	12.5%	72.39
2030	36	717,208	7.1%	47,398,789	9.0%	66.09
2031	19	159,145	1.6%	19,493,200	3.7%	122.49
Thereafter	53	1,587,735	15.6%	103,032,929	19.8%	64.89

Total	760	10,128,335	100.0%	$523,753,666	100.0%	$62.73

Manhattan Office Properties (6)
Available	—	981,727	13.0%	$—	0.0%	$—
Signed leases not commenced	18	236,152	3.1%	—	0.0%	—
4Q 2021 (4)	11	48,900	0.6%	2,799,183	0.7%	57.24

Total 2021	11	48,900	0.6%	2,799,183	0.7%	57.24
1Q 2022	15	113,908	1.5%	6,110,556	1.6%	53.64
2Q 2022	22	109,249	1.4%	6,284,721	1.6%	57.53
3Q 2022	14	62,716	0.8%	3,945,476	1.0%	62.91
4Q 2022	22	68,719	0.9%	4,008,817	1.0%	58.34

Total 2022	73	354,592	4.7%	20,349,570	5.3%	57.39
2023	74	474,339	6.3%	29,082,557	7.6%	61.31
2024	73	621,040	8.2%	37,606,241	9.8%	60.55
2025	54	354,559	4.7%	22,963,843	6.0%	64.77
2026	51	571,774	7.6%	32,924,790	8.6%	57.58
2027	51	440,876	5.8%	26,386,783	6.9%	59.85
2028	26	799,889	10.6%	43,248,632	11.3%	54.07
2029	27	647,901	8.6%	38,825,165	10.2%	59.92
2030	21	607,354	8.0%	36,909,918	9.7%	60.77
2031	10	79,806	1.1%	5,650,883	1.5%	70.81
Thereafter	39	1,352,004	17.7%	85,188,380	22.4%	63.01

Total Manhattan office properties	528	7,570,913	100.0%	$381,935,945	100.0%	$60.12

Notes:

(1)	Excludes 16,175 square feet of retail rentable square feet at two multifamily properties.
(2)	If a lease has two different expiration dates, it is considered to be two leases (for the purpose of lease count and square footage).
(3)

Excludes (i) 204,168 rentable square feet of space across the Company portfolio attributable to building management use and tenant amenities and (ii) 79,613 square feet of space attributable to the Company’s observatory.

(4)	Represents annualized base rent and current reimbursement for operating expenses and real estate taxes.
(5)	Represents leases that are included in occupancy as of December 31, 2021 and expire on December 31, 2021.
(6)	Excludes (i) retail space in the Manhattan office and (ii) the Empire State Building broadcasting licenses and observatory operations.

Fourth Quarter 2021 Tenant Lease Expirations (unaudited)

Greater New York Metropolitan Area Office Properties	Number of Leases Expiring (1)	Rentable Square Feet Expiring (2)	Percent of Portfolio Rentable Square Feet Expiring	Annualized Rent (3)	Percent of Annualized Rent	Annualized Rent Per Rentable Square Foot
Available	—	403,698	21.9%	$—	0.0%	$—
Signed leases not commenced	7	28,427	1.5%	—	0.0%	—
4Q 2021 (4)	3	1,836	0.1%	51,622	0.1%	28.12

Total 2021	3	1,836	0.1%	51,622	0.1%	28.12
1Q 2022	7	54,815	3.0%	2,211,115	3.7%	40.34
2Q 2022	4	22,561	1.2%	822,794	1.4%	36.47
3Q 2022	8	64,438	3.5%	2,462,308	4.2%	38.21
4Q 2022	5	34,884	1.9%	1,695,255	2.9%	48.60

Total 2022	24	176,698	9.6%	7,191,472	12.2%	40.70
2023	15	152,874	8.3%	7,159,068	12.1%	46.83
2024	13	191,633	10.4%	8,502,782	14.4%	44.37
2025	31	173,068	9.4%	6,329,977	10.7%	36.58
2026	14	152,836	8.3%	5,943,591	10.1%	38.89
2027	15	114,165	6.2%	4,394,893	7.4%	38.50
2028	9	107,564	5.8%	3,867,238	6.6%	35.95
2029	6	149,116	8.1%	6,507,235	11.0%	43.64
2030	5	41,116	2.2%	1,962,709	3.3%	47.74
2031	—	—	0.0%	—	0.0%	—
Thereafter	2	151,754	8.2%	7,094,826	12.1%	46.75

Total greater New York metropolitan area office properties	144	1,844,785	100.0%	$59,005,413	100.0%	$41.77

Retail Properties (5)
Available	—	62,599	8.8%	$—	0.0%	$—
Signed leases not commenced	5	66,931	9.4%	—	0.0%	—
4Q 2021 (4)	2	11,392	1.6%	179,015	0.2%	15.71

Total 2021	2	11,392	1.6%	179,015	0.2%	15.71
1Q 2022	—	—	0.0%	—	0.0%	—
2Q 2022	—	—	0.0%	—	0.0%	—
3Q 2022	6	41,721	5.9%	4,829,625	5.8%	115.76
4Q 2022	2	2,785	0.4%	300,223	0.4%	107.80

Total 2022	8	44,506	6.2%	5,129,848	6.2%	115.26
2023	5	7,500	1.1%	3,380,591	4.1%	450.75
2024	8	26,114	3.7%	2,566,403	3.1%	98.28
2025	3	20,464	2.9%	4,241,905	5.1%	207.29
2026	6	66,761	9.4%	4,092,125	4.9%	61.30
2027	7	56,039	7.9%	8,162,455	9.9%	145.66
2028	5	11,351	1.6%	1,835,284	2.2%	161.68
2029	8	106,926	15.0%	20,106,479	24.3%	188.04
2030	10	68,738	9.6%	8,526,162	10.3%	124.04
2031	9	79,339	11.1%	13,842,317	16.7%	174.47
Thereafter	12	83,977	11.7%	10,749,723	13.0%	128.01

Total retail properties	88	712,637	100.0%	$82,812,307	100.0%	$142.02

Notes:

(1)	If a lease has two different expiration dates, it is considered to be two leases (for the purpose of lease count and square footage).
(2)

Excludes (i) 204,168 rentable square feet of space across the Company portfolio attributable to building management use and tenant amenities and (ii) 79,613 square feet of space attributable to the Company’s observatory.

(3)	Represents annualized base rent and current reimbursement for operating expenses and real estate taxes.
(4)	Represents leases that are included in occupancy as of December 31, 2021 and expire on December 31, 2021.
(5)	Excludes 16,175 square feet of retail rentable square feet at two multifamily properties.

Fourth Quarter 2021 Tenant Lease Expirations (unaudited)

Empire State Building Office (1)	Number of Leases Expiring (2)	Rentable Square Feet Expiring (3)	Percent of Portfolio Rentable Square Feet Expiring	Annualized Rent (4) (5)	Percent of Annualized Rent	Annualized Rent Per Rentable Square Foot
Available	—	430,014	15.8%	$—	0.0%	$—
Signed leases not commenced	2	58,120	2.1%	—	0.0%	—
4Q 2021 (6)	2	6,971	0.3%	333,750	0.2%	47.88

Total 2021	2	6,971	0.3%	333,750	0.2%	47.88
1Q 2022	5	53,037	2.0%	2,652,939	1.9%	50.02
2Q 2022	6	26,461	1.0%	1,502,790	1.1%	56.79
3Q 2022	6	28,706	1.1%	1,977,604	1.4%	68.89
4Q 2022	4	11,920	0.4%	748,602	0.5%	62.80

Total 2022	21	120,124	4.4%	6,881,935	5.0%	57.29
2023	24	99,464	3.7%	6,783,696	4.9%	68.20
2024	23	271,661	10.0%	18,074,834	13.0%	66.53
2025	14	110,331	4.1%	7,400,687	5.3%	67.08
2026	12	132,831	4.9%	8,224,278	5.9%	61.92
2027	18	57,581	2.1%	3,818,249	2.8%	66.31
2028	7	371,238	13.7%	19,810,835	14.3%	53.36
2029	7	282,020	10.4%	17,571,549	12.7%	62.31
2030	6	210,800	7.8%	11,468,411	8.3%	54.40
2031	5	23,038	0.8%	1,918,571	1.4%	83.28
Thereafter	14	540,955	19.9%	36,284,298	26.2%	67.07

Total Empire State Building Office	155	2,715,148	100.0%	$138,571,093	100.0%	$62.22

Empire State Building Broadcasting Licenses and Leases			Annualized Base Rent (7)	Annualized Expense Reimbursements	Annualized Rent (4)	Percent of Annualized Rent
4Q 2021 (6)			$31,710	$14,903	$46,613	0.3%

Total 2021			31,710	14,903	46,613	0.3%
1Q 2022			—	—	—	0.0%
2Q 2022			—	—	—	0.0%
3Q 2022			—	—	—	0.0%
4Q 2022			—	—	—	0.0%

Total 2022			—	—	—	0.0%
2023			285,588	69,728	355,316	2.4%
2024			68,958	39,416	108,374	0.7%
2025			—	—	—	0.0%
2026			848,556	103,900	952,456	6.4%
2027			2,613,626	600,207	3,213,833	21.7%
2028			261,200	9,633	270,833	1.8%
2029			—	—	—	0.0%
2030			2,082,250	326,484	2,408,734	16.3%
2031			1,855,250	272,818	2,128,068	14.4%
Thereafter			4,703,059	635,565	5,338,624	36.0%

Total Empire State Building Broadcasting Licenses and Leases			$12,750,197	$2,072,654	$14,822,851	100.0%

Notes:

(1)	Excludes retail space, broadcasting licenses and observatory operations.
(2)	If a lease has two different expiration dates, it is considered to be two leases (for the purpose of lease count and square footage).
(3)	Excludes 52,508 rentable square feet of space attributable to building management use.
(4)	Represents annualized base rent and current reimbursement for operating expenses and real estate taxes.
(5)

Includes approximately $4.3 million of annualized rent related to physical space occupied by broadcasting tenants for their broadcasting operations. Does not include license fees charged to broadcasting tenants.

(6)	Represents leases that are included in occupancy as of December 31, 2021 and expire on December 31, 2021.
(7)	Represents license fees for the use of the Empire State Building mast and base rent for physical space occupied by broadcasting tenants.

Fourth Quarter 2021
20 Largest Tenants and Portfolio Tenant Diversification by Industry
(unaudited)

20 Largest Tenants	Property	Lease Expiration (1)	Weighted Average Remaining Lease Term(2)	Total Occupied Square Feet (3)	Percent of Portfolio Rentable Square Feet (4)	Annualized Rent (5)	Percent of Portfolio Annualized Rent (6)
1. LinkedIn	Empire State Building	Aug. 2036	14.7 years	418,552	4.1%	$26,656,726	5.1%
2. PVH Corp.	501 Seventh Avenue	Oct. 2028	6.8 years	237,281	2.3%	11,343,800	2.2%
3. Centric Brands Inc.	Empire State Building	Oct. 2028	6.8 years	215,819	2.1%	11,006,769	2.1%
4. Sephora	112 West 34th Street	Jan. 2029	7.1 years	11,334	0.1%	10,528,487	2.0%
5. Li & Fung	1359 Broadway, ESB	Oct. 2023 - Oct. 2028	5.8 years	173,273	1.7%	9,283,476	1.8%
6. Macy’s	111 West 33rd Street	May 2030	8.4 years	131,117	1.3%	8,185,511	1.6%
7. Coty	Empire State Bilding	Jan. 2030	8.1 years	156,187	1.5%	7,943,754	1.5%
8. Urban Outfitters	1333 Broadway	Sept. 2029	7.8 years	56,730	0.6%	7,791,801	1.5%
9. Federal Deposit Insurance Corp.	Empire State Building	Dec. 2024	3.0 years	119,226	1.2%	7,584,532	1.4%
10. Signature Bank	1333 & 1400 Broadway	Jul. 2030 - Apr. 2035	12.8 years	124,884	1.2%	7,540,459	1.4%
11. The Interpublic Group of Co’s, Inc.	111 West 33rd St & 1400 B’Way	Feb. 2025	2.4 years	128,296	1.3%	7,221,237	1.4%
12. Footlocker	112 West 34th Street	Sept. 2031	9.8 years	34,192	0.3%	7,046,880	1.3%
13. HNTB Corporation	Empire State Building	Feb. 2029	7.2 years	105,143	1.0%	6,982,283	1.3%
14. Franklin Templeton	First Stamford Place	Sept. 2024	2.8 years	137,583	1.4%	6,426,634	1.2%
15. Shutterstock	Empire State Building	Apr. 2029	7.3 years	104,386	1.0%	5,974,821	1.1%
16. Fragomen	1400 Broadway	Feb. 2035	13.2 years	107,680	1.1%	5,922,400	1.1%
17. The Michael J. Fox Foundation	111 West 33rd Street	Nov. 2029	7.9 years	86,492	0.9%	5,649,928	1.1%
18. ASCAP	250 West 57th Street	Aug. 2034	12.7 years	87,943	0.9%	5,465,025	1.0%
19. On Deck Capital, Inc.	1400 Broadway	Dec. 2026	5.0 years	83,266	0.8%	5,004,365	1.0%
20. Duane Reade	ESB, 1350 Broadway	May 2025 - Sept. 2027	4.5 years	39,142	0.4%	4,830,412	0.9%

Total				2,558,526	25.2%	$168,389,300	32.0%

Notes:

(1)	Expiration dates are per lease and do not assume exercise of renewal or extension options. For tenants with more than two leases, the lease expiration is shown as a range.
(2)	Represents the weighted average lease term, based on annualized rent.
(3)	Based on leases signed and commenced as of December 31, 2021.
(4)	Represents the percentage of rentable square feet of the Company’s office and retail portfolios in the aggregate.
(5)	Represents annualized base rent and current reimbursement for operating expenses and real estate taxes.
(6)	Represents the percentage of annualized rent of the Company’s office and retail portfolios in the aggregate.

Portfolio Tenant Diversification by Industry (based on annualized rent)

Fourth Quarter 2021
Capital Expenditures and Redevelopment Program and Leasing Opportunity
(unaudited and dollars in thousands)

	Three Months Ended
Capital expenditures (1)	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020
Tenant improvements - first generation	$3,007	$3,149	$—	$13,244	$10,098
Tenant improvements - second generation	13,000	10,364	15,903	6,435	6,466
Leasing commissions - first generation	—	—	—	—	—
Leasing commissions - second generation	3,950	4,110	5,215	3,156	6,292
Building improvements - first generation	612	775	1,423	78	4,436
Building improvements - second generation	7,874	4,767	5,541	3,462	2,531
Development (2)	—	—	—	98	28

Total	$28,443	$23,165	$28,082	$26,473	$29,851

Note:

(1)	Excludes multifamily properties.
(2)	Primarily represents design and engineering costs.

Leasing Opportunity - Inventory of Current Vacant Space as of December 31, 2021 (in square feet)

Total Portfolio vacant space	1,780,000

Signed leases not commenced (“SLNC”):
Manhattan Office Properties SLNC	236,000
Greater New York Office Properties SLNC	29,000
Retail Properties SLNC	67,000
Redeveloped Manhattan Office space	820,000
Greater New York Office Properties space	404,000
Retail Properties space	62,000
Undeveloped Manhattan Office space	83,000
Space held off market	29,000
Other	50,000

Total	1,780,000

Notes:

(3)	These estimates are based on the Company’s current budgets and are subject to change.
(4)

Redevelopment program is for the Manhattan office assets only. Square footage based on market measurement. Developed space includes space that has been demolished and completed asbestos abatement and available for lease up or ready to be prebuilt. Permanent building use spaces, amenity spaces and broadcasting spaces are excluded.

Fourth Quarter 2021
Observatory Summary
(unaudited and dollars in thousands)

		Three Months Ended
Observatory NOI (1)	Twelve Months to Date	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020
Observatory revenue (2)	$41,474	$17,716	$12,796	$8,359	$2,603 (7)	$ 5,008 (8)
Observatory expenses	23,206	6,980	6,370	5,268	4,588	5,636

NOI	18,268	10,736	6,426	3,091	(1,985)	(628)
Intercompany rent expense (3)	23,413	7,142	5,310	6,029	4,932	4,471

NOI after intercompany rent	$(5,145)	$3,594	$1,116	$(2,938)	$(6,917)	$(5,099)

Observatory Metrics
Number of visitors (4)		360,000	255,000	162,000	51,000	55,000
Change in visitors year over year		554.5%	750.0%	N/A	(87.9%)	(93.8%)
Number of bad weather days during open days (“BWD”) (5)		7	18	9	17	22
Days closed due to COVID-19		—	—	—	—	—
102nd floor revenue (6)		$2,269	$1,699	$1,094	$392	$349

Notes:

(1)	Due to the COVID-19 pandemic, the Observatory was closed on March 16, 2020. The 86th floor Observatory reopened on July 20, 2020 and the 102nd floor Observatory reopened on August 24, 2020.
(2)

Observatory revenues include the fixed license fee received from WDFG North America, the Observatory gift shop operator. For the three months ended December 31, 2021, September 30, 2021, June 30, 2021, March 31, 2021, and December 31, 2020,the fixed license fee was $750, $750, $750, $4, and $1,496, respectively.

(3)	The Observatory pays a market-based rent payment comprised of fixed and percentage rent to the Empire State Building. Intercompany rent is eliminated upon consolidation.
(4)	Reflects the number of visitors who pass through the turnstile, excluding visitors who make a second visit on the same ticket at no additional charge.
(5)	The Company defines a bad weather day as one in which the top of the Empire State Building is obscured from view for more than 50% of the day.
(6)	Reflects revenues derived from the 102nd floor observatory which are included in total observatory revenues above.
(7)	Observatory revenue for the first quarter 2021 includes $0.1 million of deferred revenue recognized this quarter related to unused tickets.
(8)	Observatory revenue for the fourth quarter 2020 includes $1.3 million of deferred revenue recognized this quarter related to unused tickets.

Annual Observatory Revenues 2017 to 2021

Notes:

(1)	The 102nd floor observatory was closed for approximately nine months in 2019 for renovations.
(2)	The observatory experienced a significant decline in visitors from the second week of March and was closed on March 16, 2020 through July 20, 2020.
(3)	The observatory continued to experience a significant decline in visitors due to the COVID-19 pandemic.

Fourth Quarter 2021
Condensed Consolidated Balance Sheets
(unaudited and dollars in thousands)

Assets	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020
Commercial real estate properties, at cost:
Land	$336,278	$201,196	$201,196	$201,196	$201,196
Development costs	8,131	8,007	8,064	8,064	7,966
Building and improvements	3,156,508	2,978,531	2,959,259	2,943,148	2,924,804

	3,500,917	3,187,734	3,168,519	3,152,408	3,133,966
Less: accumulated depreciation	(1,072,938)	(1,055,731)	(1,007,429)	(973,940)	(941,612)

Commercial real estate properties, net	2,427,979	2,132,003	2,161,090	2,178,468	2,192,354
Cash and cash equivalents	423,695	582,188	540,604	567,102	526,714
Restricted cash	50,943	38,779	37,966	40,295	41,225
Tenant and other receivables	18,647	21,664	19,238	16,749	21,541
Deferred rent receivables	224,922	228,394	231,143	228,117	222,508
Prepaid expenses and other assets	76,549	60,522	71,399	50,427	77,182
Deferred costs, net	202,437	189,327	200,735	207,058	203,853
Acquired below-market ground leases, net	336,904	338,862	340,820	342,777	344,735
Right of use assets	28,892	28,945	28,998	29,051	29,104
Goodwill	491,479	491,479	491,479	491,479	491,479

Total assets	$4,282,447	$4,112,163	$4,123,472	$4,151,523	$4,150,695

Liabilities and Equity
Mortgage notes payable, net	$948,769	$773,925	$774,612	$775,276	$775,929
Senior unsecured notes, net	973,373	973,320	973,267	973,214	973,159
Unsecured term loan facility, net	388,223	388,095	387,954	387,811	387,561
Unsecured revolving credit facility, net	—	—	—	—	—
Accounts payable and accrued expenses	120,810	94,216	89,254	102,381	103,203
Acquired below-market leases, net	24,941	23,512	28,532	30,112	31,705
Ground lease liabilities	28,892	28,945	28,998	29,051	29,104
Deferred revenue and other liabilities	84,358	90,427	81,762	94,625	88,319
Tenants’ security deposits	28,749	26,042	25,885	27,858	30,408

Total liabilities	2,598,115	2,398,482	2,390,264	2,420,328	2,419,388
Total equity	1,684,332	1,713,681	1,733,208	1,731,195	1,731,307

Total liabilities and equity	$4,282,447	$4,112,163	$4,123,472	$4,151,523	$4,150,695

Fourth Quarter 2021
Condensed Consolidated Statements of Operations
(unaudited and in thousands, except per share amounts)

	Three Months Ended
	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020
Revenues
Rental revenue (1)	$139,104	$139,558	$140,797	$140,231	$137,050
Observatory revenue	17,716	12,796	8,359	2,603	5,008
Lease termination fees	281	11,321	3,339	1,289	7,841
Third party management and other fees	302	314	327	276	295
Other revenue and fees	2,931	1,059	586	905	1,205

Total revenues	160,334	165,048	153,408	145,304	151,399
Operating expenses
Property operating expenses	34,557	33,357	28,793	30,279	31,087
Ground rent expenses	2,332	2,331	2,332	2,331	2,332
General and administrative expenses	13,578	14,427	14,089	13,853	13,627
Observatory expenses	6,980	6,370	5,268	4,588	5,636
Real estate taxes	27,600	29,566	31,354	31,447	31,894
Impairment charge	7,723	—	—	—	—
Depreciation and amortization	46,467	65,794	45,088	44,457	47,397

Total operating expenses	139,237	151,845	126,924	126,955	131,973

Total operating income	21,097	13,203	26,484	18,349	19,426
Other income (expense)
Interest income	207	211	164	122	108
Interest expense	(23,841)	(23,577)	(23,422)	(23,554)	(23,001)
Loss on early extinguishment of debt	—	—	—	(214)	—

Income (loss) before income taxes	(2,537)	(10,163)	3,226	(5,297)	(3,467)
Income tax (expense) benefit	(1,537)	(20)	1,185	2,106	4,177

Net income (loss)	(4,074)	(10,183)	4,411	(3,191)	710
Perpetual preferred unit distributions	(1,050)	(1,050)	(1,051)	(1,050)	(1,050)
Net (income) loss attributable to non-controlling interests	1,936	4,256	(1,285)	1,620	130

Net income (loss) attributable to common stockholders	$(3,188)	$(6,977)	$2,075	$(2,621)	$(210)

Weighted average common shares outstanding
Basic	172,818	172,494	171,615	171,735	171,970

Diluted	276,207	277,716	278,436	277,881	278,471

Net income (loss) per share attributable to common stockholders
Basic and diluted	$(0.02)	$(0.04)	$0.01	$(0.02)	$—

Dividends per share	$0.035	$0.035	$0.035	$—	$—

(1)	The following table reflects the components of rental revenue.

	Three Months Ended
Rental Revenue	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020
Base rent	$126,393	$125,455	$125,091	$126,231	$121,486
Billed tenant expense reimbursement	12,711	14,103	15,706	14,000	15,564

Total rental revenue	$139,104	$139,558	$140,797	$140,231	$137,050

The Company believes the preceding table of the components of rental revenue is not, and is not intended to be, a presentation in accordance with GAAP. The Company believes this information is frequently used by management, investors, securities analysts and other interested parties to evaluate the Company’s performance.

Fourth Quarter 2021

Funds from Operations (“FFO”), Modified Funds From Operations (“Modified FFO”), Core Funds

from Operations (“Core FFO”), Core Funds Available for Distribution (“Core FAD”) and EBITDA

(unaudited and in thousands, except per share amounts)

	Three Months Ended
	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020
Reconciliation of Net Income to FFO, Modified FFO and Core FFO
Net Income (loss)	$(4,074)	$(10,183)	$4,411	$(3,191)	$710
Preferred unit distributions	(1,050)	(1,050)	(1,051)	(1,050)	(1,050)
Real estate depreciation and amortization	45,211	64,565	43,480	43,104	45,690
Impairment charge	7,723	—	—	—	—

FFO attributable to common stockholders and non-controlled interests	47,810	53,332	46,840	38,863	45,350
Amortization of below-market ground lease	1,958	1,957	1,958	1,958	1,958

Modified FFO attributable to common stockholders and non-controlled interests	49,768	55,289	48,798	40,821	47,308
Loss on early extinguishment of debt	—	—	—	214	—

Core FFO attributable to common stockholders and non-controlled interests	$49,768	$55,289	$48,798	$41,035	$47,308

Total weighted average shares and Operating Partnership Units
Basic	276,207	277,716	277,893	277,881	278,427

Diluted	276,207	277,716	278,436	277,881	278,471

FFO attributable to common stockholders and non-controlled interests per share
Basic	$0.17	$0.19	$0.17	$0.14	$0.16

Diluted	$0.17	$0.19	$0.17	$0.14	$0.16

Modified FFO attributable to common stockholders and non-controlled interests per share
Basic	$0.18	$0.20	$0.18	$0.15	$0.17

Diluted	$0.18	$0.20	$0.18	$0.15	$0.17

Core FFO attributable to common stockholders and non-controlled interests per share
Basic	$0.18	$0.20	$0.18	$0.15	$0.17

Diluted	$0.18	$0.20	$0.18	$0.15	$0.17

Reconciliation of Core FFO to Core FAD
Core FFO	$49,768	$55,289	$48,798	$41,035	$47,308
Add:
Amortization of deferred financing costs	1,136	1,051	1,136	1,204	1,150
Non-real estate depreciation and amortization	1,257	1,229	1,608	1,353	1,707
Amortization of non-cash compensation expense	4,843	5,378	5,303	4,735	5,321
Amortization of loss on interest rate derivative	1,529	1,529	1,529	1,529	1,529
Deduct:
Straight-line rental revenues	(7,881)	(3,087)	(3,763)	(6,347)	640
Above/below-market rent revenue amortization	(280)	(4,244)	(717)	(654)	(674)
Corporate capital expenditures	(183)	(228)	(30)	(109)	(425)
Tenant improvements - second generation	(13,000)	(10,364)	(15,903)	(6,435)	(6,466)
Building improvements - second generation	(7,874)	(4,767)	(5,541)	(3,462)	(2,531)
Leasing commissions - second generation	(3,950)	(4,110)	(5,215)	(3,156)	(6,292)

Core FAD	$25,365	$37,676	$27,205	$29,693	$41,267

Reconciliation of Net Income to EBITDA and Adjusted EBITDA
Net income (loss)	$(4,074)	$(10,183)	$4,411	$(3,191)	$710
Interest expense	23,841	23,577	23,422	23,554	23,001
Income tax expense (benefit)	1,537	20	(1,185)	(2,106)	(4,177)
Depreciation and amortization	46,467	65,794	45,088	44,457	47,397

EBITDA	67,771	79,208	71,736	62,714	66,931
Impairment charges, net of reimbursement	7,723	—	—	—	—

Adjusted EBITDA	$75,494	$79,208	$71,736	$62,714	$66,931

Fourth Quarter 2021
Debt Summary
(unaudited and dollars in thousands)

	December 31, 2021				September 30, 2021
		ESRT	Weighted Average			Weighted Average
		Pro-rata	Interest	Maturity		Interest	Maturity
Debt Summary	Balance	Share	Rate	(Years)	Balance	Rate	(Years)
Fixed rate mortgage debt	$968,793	$950,193	3.80%	8.1	$783,831	3.81%	7.8
Senior unsecured notes	975,000	975,000	4.10%	8.2	975,000	4.10%	8.4
Unsecured term loan facilities (1)	265,000	265,000	3.40%	3.6	265,000	3.40%	3.8

Total fixed rate debt	2,208,793	2,190,193	3.90%	7.6	2,023,831	3.91%	7.6
Unsecured term loan facilities	125,000	125,000	1.58%	5.0	125,000	1.58%	5.3
Unsecured revolving credit facilities	—	—	—	3.3	—	0.00%	3.5

Total variable rate debt	125,000	125,000	1.58%	4.5	125,000	1.58%	4.8

Total debt	2,333,793	2,315,193	3.89%	7.5	2,148,831	3.91%	7.4

Deferred financing costs, net	(14,881)				(13,491)
Debt discount	(8,547)				—

Total	$2,310,365				$2,135,340

Note:

(1)	LIBOR is fixed at 2.1485% for $265 million under a variable to fixed interest rate swap agreement.

		Outstanding at
		December 31,	Letters	Available
Available Capacity	Facility	2021	of Credit	Capacity
Unsecured revolving credit facility (1)	$850,000	$—	$—	$850,000

		Current	In
Covenant Summary	Required	Quarter	Compliance
Maximum Total Leverage(2)	< 60%	43.5%	Yes
Maximum Secured Debt	< 40%	17.9%	Yes
Minimum Fixed Charge Coverage	> 1.50x	2.4x	Yes
Minimum Unencumbered Interest Coverage	> 1.75x	4.4x	Yes
Maximum Unsecured Leverage	< 60%	34.7%	Yes

Notes:

(1)

The unsecured revolving credit and term loan facilities have an accordion feature allowing for an increase in maximum aggregate principal balance to $1.5 billion under certain circumstances. This unsecured revolving credit facility matures in March 2025 with two additional six-month extension options.

(2)	Represents the ratio of total indebtedness to total asset value as defined and determined in accordance with the credit facility agreement.

Fourth Quarter 2021
Debt Detail
(unaudited and dollars in thousands)

	Stated	Effective
	Interest	Interest	Principal	ESRT Pro-rata Share		Maturity
	Rate (%)	Rate (%) (1)	Balance	Percent	Amount	Date	Amortization
Fixed rate mortgage debt:
Metro Center	3.59%	3.68%	$85,032	100%	$85,032	11/5/2024	30 years
10 Union Square	3.70%	3.97%	50,000	100%	50,000	4/1/2026	Interest only
1542 Third Avenue	4.29%	4.53%	30,000	100%	30,000	5/1/2027	Interest only
First Stamford Place (2)	4.28%	4.77%	180,000	100%	180,000	7/1/2027	5 years interest only; 30 years thereafter
1010 Third Avenue & 77 West 55th St.	4.01%	4.23%	36,670	100%	36,670	1/5/2028	30 years
250 West 57th Street	2.83%	3.23%	180,000	100%	180,000	12/1/2030	Interest only
10 Bank Street	4.23%	4.37%	31,091	100%	31,091	6/1/2032	25 years
383 Main Avenue	4.44%	4.56%	30,000	100%	30,000	6/30/2032	5 years interest only; 30 years thereafter
1333 Broadway	4.21%	4.29%	160,000	100%	160,000	2/5/2033	Interest only
345 East 94th Street - Series A	70% of LIBOR plus 0.95%	3.56%	43,600	90%	39,240	11/1/2030	Interest only
345 East 94th Street - Series B	LIBOR plus 2.24%	3.56%	8,650	90%	7,785	11/1/2030	30 years
561 10th Avenue - Series A	70% of LIBOR plus 1.07%	3.85%	114,500	90%	103,050	11/1/2033	Interest only
561 10th Avenue - Series B	LIBOR plus 2.45%	3.85%	19,250	90%	17,325	11/1/2033	30 years

Total fixed rate mortgage debt			968,793		950,193
Unsecured term loan facility	LIBOR plus 1.20%	3.57%	215,000	100%	215,000	3/19/2025	Interest only
Unsecured revolving credit facility	LIBOR plus 1.30%	—	—	100%	—	3/31/2025	Interest only
Unsecured term loan facility	LIBOR plus 1.50%	3.68%	175,000	100%	175,000	12/31/2026	Interest only
Senior unsecured notes:				100%	—
Series A	3.93%	3.96%	100,000	100%	100,000	3/27/2025	Interest only
Series B	4.09%	4.12%	125,000	100%	125,000	3/27/2027	Interest only
Series C	4.18%	4.21%	125,000	100%	125,000	3/27/2030	Interest only
Series D	4.08%	4.11%	115,000	100%	115,000	1/22/2028	Interest only
Series E	4.26%	4.27%	160,000	100%	160,000	3/22/2030	Interest only
Series F	4.44%	4.45%	175,000	100%	175,000	3/22/2033	Interest only
Series G	3.61%	4.89%	100,000	100%	100,000	3/17/2032	Interest only
Series H	3.73%	5.00%	75,000	100%	75,000	3/17/2035	Interest only

Total / weighted average debt	3.89%	4.09%	2,333,793		$2,315,193

Deferred financing costs, net			(14,881)
Debt discount			(8,547)

Total			$2,310,365

Notes:

(1)	The effective interest rate is composed of the stated interest rate, deferred financing cost amortization and interest associated with variable to fixed interest rate swap agreements.
(2)	Represents a $164 million mortgage loan bearing interest at 4.09% and a $16 million loan bearing interest at 6.25%.

Fourth Quarter 2021
Debt Maturities and Ground Lease Commitments
(unaudited and dollars in thousands)

Year	Maturities (1)	Amortization	Total	ESRT Pro-rata Share	Percentage of Total Debt Total Debt	Weighted Average Interest Rate of Maturing Debt
2022	$—	$7,689	$7,689	$7,483	0.3%	n/a
2023	—	10,130	10,130	9,905	0.4%	n/a
2024	77,675	10,424	88,099	87,852	3.8%	3.59%
2025	315,000	8,523	323,523	323,253	14.0%	3.57%
2026	225,000	9,030	234,030	233,735	10.1%	3.83%
2027	319,000	8,235	327,235	326,912	14.1%	4.21%
2028	146,092	5,406	151,498	151,145	6.5%	4.06%
2029	—	5,918	5,918	5,522	0.2%	n/a
2030	508,600	6,806	515,406	510,570	22.1%	3.67%
2031	—	5,478	5,478	5,150	0.2%	n/a
Thereafter	656,662	8,125	664,787	653,665	28.2%	4.07%

Total debt	$2,248,029	$85,764	2,333,793	$2,315,193	100.0%	3.89%

Deferred financing costs, net			(14,881)
Debt discount			(8,547)

Total			$2,310,365

Note:

(1)	Assumes no extension options are exercised.

Debt Maturity Profile

Ground Lease Commitments (1)

Year	1350 Broadway (2)	1400 Broadway (3)	111 West 33rd Street (4)	Total
2022	$108	$675	$735	$1,518
2023	108	675	735	1,518
2024	108	675	735	1,518
2025	108	675	735	1,518
2026	108	675	735	1,518
Thereafter	1,713	24,975	37,056	63,744

	$2,253	$28,350	$40,731	$71,334

Notes:

(1)	There are no fair value market resets, no step-ups, and no escalations in the three ground lease commitments.
(2)	Expires July 31, 2050 with a remaining term, including unilateral extension rights available to the Company, of approximately 29 years.
(3)	Expires December 31, 2063 with a remaining term, including unilateral extension rights available to the Company, of approximately 42 years.
(4)	Expires May 31, 2077 with a remaining term, including unilateral extension rights available to the Company, of approximately 56 years.

Fourth Quarter 2021
Supplemental Definitions

Funds From Operations (“FFO”)

We compute FFO in accordance with the “White Paper” on FFO published by the National Association of Real Estate Investment Trusts, or NAREIT, which defines FFO as net income (loss) (determined in accordance with GAAP), excluding impairment writedowns of investments in depreciable real estate and investments in in-substance real estate investments, gains or losses from debt restructurings and sales of depreciable operating properties, plus real estate-related depreciation and amortization (excluding amortization of deferred financing costs), less distributions to non-controlling interests and gains/losses from discontinued operations and after adjustments for unconsolidated partnerships and joint ventures. FFO is a widely recognized non-GAAP financial measure for REITs that we believe, when considered with financial statements determined in accordance with GAAP, is useful to investors in understanding financial performance and providing a relevant basis for comparison among REITs. In addition, FFO is useful to investors as it captures features particular to real estate performance by recognizing that real estate has generally appreciated over time or maintains residual value to a much greater extent than do other depreciable assets. Investors should review FFO, along with GAAP net income, when trying to understand an equity REIT’s operating performance. We present FFO because we consider it an important supplemental measure of our operating performance and believe that it is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results of operations, the utility of FFO as a measure of its performance is limited. There can be no assurance that FFO presented by us is comparable to similarly titled measures of other REITs. FFO does not represent cash generated from operating activities and should not be considered as an alternative to net income (loss) determined in accordance with GAAP or to cash flow from operating activities determined in accordance with GAAP. FFO is not indicative of cash available to fund ongoing cash needs, including the ability to make cash distributions. Although FFO is a measure used for comparability in assessing the performance of REITs, as the NAREIT White Paper only provides guidelines for computing FFO, the computation of FFO may vary from one company to another.

Modified Funds From Operations (“Modified FFO”)

Modified FFO adds back an adjustment for any above or below-market ground lease amortization to traditionally defined FFO. We consider this a useful supplemental measure in evaluating our operating performance due to the non-cash accounting treatment under GAAP, which stems from the third quarter 2014 acquisition of two option properties following our formation transactions as they carry significantly below market ground leases, the amortization of which is material to our overall results. We present Modified FFO because we consider it an important supplemental measure of our operating performance in that it adds back the non-cash amortization of below-market ground leases. There can be no assurance that Modified FFO presented by us is comparable to similarly titled measures of other REITs. Modified FFO does not represent cash generated from operating activities and should not be considered as an alternative to net income (loss) determined in accordance with GAAP or to cash flow from operating activities determined in accordance with GAAP. Modified FFO is not indicative of cash available to fund ongoing cash needs, including the ability to make cash distributions.

Core Funds From Operations (“Core FFO”)

Core FFO adds back to Modified FFO the following items: loss on early extinguishment of debt, acquisition expenses, severance expenses and IPO litigation expense. The Company presents Core FFO because it considers it an important supplemental measure of its operating performance in that it excludes non-recurring items. There can be no assurance that Core FFO presented by the Company is comparable to similarly titled measures of other REITs. Core FFO does not represent cash generated from operating activities and should not be considered as an alternative to net income (loss) determined in accordance with GAAP or to cash flow from operating activities determined in accordance with GAAP. Core FFO is not indicative of cash available to fund ongoing cash needs, including the ability to make cash distributions. In future periods, we may also exclude other items from Core FFO that we believe may help investors compare our results.

Core Funds Available for Distribution (“Core FAD”)

In addition to Core FFO, we present Core FAD by (i) adding to Core FFO non-real estate depreciation and amortization, the amortization of deferred financing costs, amortization of debt discounts and non-cash compensation expenses and (ii) deducting straight line rent, recurring second generation leasing commissions, tenant improvements, prebuilts, capital expenditures, furniture, fixtures & equipment, amortization of debt premiums and above/below market rent revenue. Core FAD is presented solely as a supplemental disclosure that we believe provides useful information regarding our ability to fund our dividends. Core FAD does not represent cash generated from operating activities and should not be considered as an alternative to net income (loss) determined in accordance with GAAP or to cash flow from operating activities determined in accordance with GAAP. Core FAD is not indicative of cash available to fund ongoing cash needs., including the ability to make cash distributions. There can be no assurance that Core FAD presented by us is comparable to similarly titled measures of other REITs.

Net Operating Income (NOI)

NOI is a non-GAAP financial measure of performance. NOI is used by our management to evaluate and compare the performance of our properties and to determine trends in earnings and to compute the fair value of our properties as it is not affected by; (i) the cost of funds of the property owner, (ii) the impact of depreciation and amortization expenses as well as gains or losses from the sale of operating real estate assets that are included in net income computed in accordance with GAAP, (iii) acquisition expenses, impairment charges, loss on early extinguishment of debt and loss from derivative financial instruments or (iv) general and administrative expenses and other gains and losses that are specific to the property owner. The cost of funds is eliminated from net operating income because it is specific to the particular financing capabilities and constraints of the owner. The cost of funds is also eliminated because it is dependent on historical interest rates and other costs of capital as well as past decisions made by us regarding the appropriate mix of capital which may have changed or may change in the future. Depreciation and amortization expenses as well as gains or losses from the sale of operating real estate assets are eliminated because they may not accurately represent the actual change in value in our office or retail properties that result from use of the properties or changes in market conditions. While certain aspects of real property do decline in value over time in a manner that is reasonably captured by depreciation and amortization, the value of the properties as a whole have historically increased or decreased as a result of changes in overall economic conditions instead of from actual use of the property or the passage of time. Gains and losses from the sale of real property vary from property to property and are affected by market conditions at the time of sale which will usually change from period to period. These gains and losses can create distortions when comparing one period to another or when comparing our operating results to the operating results of other real estate companies that have not made similarly timed, purchases or sales. We believe that eliminating these costs from net income is useful because the resulting measure captures the actual revenue, generated and actual expenses incurred in operating our properties as well as trends in occupancy rates, rental rates and operating costs. However, the usefulness of NOI is limited because it excludes general and administrative costs, interest expense, depreciation and amortization expense and gains or losses from the sale of properties, and other gains and losses as stipulated by GAAP, the level of capital expenditures and leasing costs necessary to maintain the operating performance of our properties, all of which are significant economic costs. NOI may fail to capture significant trends in these components of net income which further limits its usefulness. NOI is a measure of the operating performance of our properties but does not measure our performance as a whole. NOI is therefore not a substitute for net income as computed in accordance with GAAP. This measure should be analyzed in conjunction with net income computed in accordance with GAAP. Other companies may use different methods for calculating NOI or similarly titled measures and, accordingly, our NOI may not-be comparable to similarly titled measures reported by other companies that do not define the measure exactly as we do.

EBITDA and Adjusted EBITDA

We compute EBITDA as net income plus interest expense, income taxes and depreciation. We present EBITDA because we believe that EBITDA, along with cash flow from operating activities, investing activities and financing activities, provides investors with an additional indicator of its ability to incur and service debt. EBITDA should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of our financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of its liquidity. For adjusted EBITDA, we add back impairment charges.